Exhibit 99.1

EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer        Chief Financial Officer
(206) 674-3427         (206) 674-3412
FOR IMMEDIATE RELEASE
_____________________________________________________________________________________________
EXPEDITORS REPORTS THIRD QUARTER 2011 EPS OF $.50 PER SHARE 1

SEATTLE, WASHINGTON - November 1, 2011, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $106,604,000 for the third quarter of 2011, as compared with $96,105,000 for the same quarter of 2010, an increase of 11%. Net revenues for the third quarter of 2011 increased 8% to $493,846,000 as compared with $458,743,000 reported for the third quarter of 2010. Total revenues and operating income were $1,606,368,000 and $163,758,000 in 2011, as compared with $1,667,559,000 and $159,621,000 for the same quarter of 2010, a decrease of (4)% and an increase of 3%, respectively. Diluted net earnings attributable to shareholders per share for the third quarter were $.50, as compared with $.44 for the same quarter in 2010, an increase of 14%.

For the nine months ended September 30, 2011, net earnings attributable to shareholders was $292,836,000, as compared with $247,670,000 in 2010, an increase of 18%. Net revenues for the nine months increased to $1,420,322,000 from $1,239,424,000 for 2010, up 15%. Total revenues and operating income for the nine months were $4,648,584,000 and $463,263,000 in 2011, as compared with $4,385,438,000 and $398,658,000 for the same period in 2010, increases of 6% and 16%, respectively. Diluted net earnings attributable to shareholders per share for the first three quarters of 2011 were $1.36, as compared with $1.14 for the same period of 2010, an increase of 19%.

“It is reassuring to again report record net revenue, operating income and net earnings results, particularly amid the economic challenges some would have us believe define our potential,” said Peter J. Rose, Chairman and Chief Executive Officer. “Providing exceptional customer service and market competitive rates to our customers and buying strategically from our quality service providers allows our people to utilize their intellectual capital to optimize efficiency and financial results. This is the reason why we have consistently been able to grow net revenue even when gross revenue doesn’t show the same commensurate levels of growth. Maximizing gross revenues to the potential detriment of operating income has never been what’s motivated us. With all the dynamic factors such as fuel prices and capacity that impact rates, net revenue growth is a much more indicative measurement of operational effectiveness than mindlessly chasing growth in gross revenues. Rates and foreign currencies go up and down, but it is attention to growing net revenue and operating income that are responsible for our long-term success. These are important nuances in this business…and many fail to absorb them,” Rose continued.
“The current economic conjecture regarding last quarter 2011 and 2012 conditions seem to validate the concerns we wrote about in our first quarter 2011 earnings release,” Rose went on to say. “As we look forward, we do so with the complete confidence we gained through our experiences in 2009. We emerged stronger and in a better position strategically. We did so by making decisions that maximized the return on our knowledge-based assets…our employees. The value of our company is a direct function of the value we add to our customers’ supply chains. We can not meet our customers’ needs before we create value in the people we recruit, train and retain to meet those needs. Regardless of what the rest of 2011 and 2012 looks like, we know the key to success with our customers will be to continue to invest in our most critical assets, our people. They’ve never let us down and we’re looking forward to the challenge,” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 186 full-service offices, 62 satellite locations and 2 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

________________________
1 Diluted earnings attributable to shareholders per share.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
3rd Quarter 2011 Earnings Release, November 1, 2011

Financial Highlights for the Three and Nine months ended September 30, 2011 and 2010 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended September 30,			Nine months ended September 30,
	2011	2010	% Increase (Decrease)	2011	2010	% Increase
Revenues	$1,606,368	$1,667,559	(4)%	$4,648,584	$4,385,438	6%
Net revenues	$493,846	$458,743	8%	$1,420,322	$1,239,424	15%
Operating income	$163,758	$159,621	3%	$463,263	$398,658	16%
Net earnings attributable to shareholders[1]	$106,604	$96,105	11%	$292,836	$247,670	18%
Diluted earnings attributable to shareholders	$.50	$.44	14%	$1.36	$1.14	19%
Basic earnings attributable to shareholders	$.50	$.45	11%	$1.38	$1.17	18%
Diluted weighted average shares outstanding	214,717,451	216,342,380		215,376,675	216,497,838
Basic weighted average shares outstanding	212,256,119	212,392,286		212,160,994	212,306,521
________________
1 Other, net for the three and nine months ended September 30, 2011 increased over the same periods in 2010 primarily due to foreign exchange gains.

	Employee headcount as of September 30,
	2011	2010
North America	4,631	4,325
Asia Pacific	4,094	3,851
Europe and Africa	2,227	2,057
Middle East	1,233	1,133
South America	631	596
Information Systems	552	573
Corporate	215	189
Total	13,583	12,724

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2011
July	(8)%	(4)%
August	(2)%	(2)%
September	(5)%	—%
Quarter	(4)%	(2)%

During the third quarter of 2011, the Company opened one full-service office in Pusan, Korea (formerly a satellite office) and closed one satellite office in Tiruppur, India.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future ability to optimize efficiency and financial results, ability to grow net revenue and operating income, ability to recruit, train and retain the best personnel, and ability to succeed in the rest of 2011 and 2012. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	September 30, 2011	December 31, 2010
Assets
Current Assets:
Cash and cash equivalents	$1,260,814	$1,084,465
Short-term investments	483	524
Accounts receivable, net	997,705	1,003,884
Deferred Federal and state income taxes	10,161	8,706
Other current assets	43,450	42,776
Total current assets	2,312,613	2,140,355
Property and equipment, net	528,852	498,648
Goodwill, net	7,927	7,927
Other intangibles, net	2,916	3,716
Other assets, net	30,861	28,533
	$2,883,169	$2,679,179
Liabilities and Equity
Current Liabilities:
Accounts payable	655,092	652,161
Accrued expenses, primarily salaries and related costs	178,175	177,869
Federal, state and foreign income taxes	32,234	31,948
Total current liabilities	865,501	861,978
Deferred Federal and state income taxes	55,610	69,047
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share. Issued and outstanding 211,979,262 shares at September 30, 2011 and 212,047,774 shares at December 31, 2010	2,120	2,120
Additional paid-in capital	3,641	13,412
Retained earnings	1,951,375	1,717,249
Accumulated other comprehensive (loss) income	(1,417)	8,125
Total shareholders’ equity	1,955,719	1,740,906
Noncontrolling interest	6,339	7,248
Total equity	1,962,058	1,748,154
	$2,883,169	$2,679,179

1-November-2011        Expeditors International of Washington, Inc.                    Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenues:
Airfreight services	$736,946	$751,555	$2,187,730	$2,043,819
Ocean freight and ocean services	510,521	599,280	1,437,493	1,474,137
Customs brokerage and other services	358,901	316,724	1,023,361	867,482
Total revenues	1,606,368	1,667,559	4,648,584	4,385,438
Operating Expenses:
Airfreight consolidation	558,047	578,924	1,658,963	1,577,289
Ocean freight consolidation	392,249	488,808	1,109,603	1,190,627
Customs brokerage and other services	162,226	141,084	459,696	378,098
Salaries and related costs	258,512	235,357	745,441	656,310
Rent and occupancy costs	21,352	19,295	64,087	57,221
Depreciation and amortization	9,199	9,085	27,630	27,590
Selling and promotion	9,342	7,877	28,527	22,462
Other	31,683	27,508	91,374	77,183
Total operating expenses	1,442,610	1,507,938	4,185,321	3,986,780
Operating income	163,758	159,621	463,263	398,658

Interest income	2,888	1,679	7,520	4,938
Interest expense	(279)	(140)	(722)	(378)
Other, net	10,792	(1,666)	12,766	9,231
Other income (expense), net	13,401	(127)	19,564	13,791
Earnings before income taxes	177,159	159,494	482,827	412,449
Income tax expense	70,283	63,456	189,724	164,692
Net earnings	106,876	96,038	293,103	247,757
Less: net earnings (losses) attributable to the noncontrolling interest	272	(67)	267	87
Net earnings attributable to shareholders	$106,604	$96,105	$292,836	$247,670
Diluted earnings attributable to shareholders per share	$.50	$.44	$1.36	$1.14
Basic earnings attributable to shareholders per share	$.50	$.45	$1.38	$1.17
Dividends declared and paid per common share	$—	$—	$.25	$.20
Weighted average diluted shares outstanding	214,717,451	216,342,380	215,376,675	216,497,838
Weighted average basic shares outstanding	212,256,119	212,392,286	212,160,994	212,306,521

1-November-2011        Expeditors International of Washington, Inc.                    Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2011	2010	2011	2010
Operating Activities:
Net earnings	$106,876	$96,038	$293,103	$247,757
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	(629)	1,284	1,161	3,109
Deferred income tax (benefit) expense	(9,328)	(565)	(9,663)	2,521
Excess tax benefits from stock plans	(537)	(3,470)	(5,068)	(11,589)
Stock compensation expense	12,738	10,846	33,446	33,047
Depreciation and amortization	9,199	9,085	27,630	27,590
Gain on sale of assets	(3)	(57)	(54)	(461)
Other	1,210	387	1,828	1,232
Changes in operating assets and liabilities:
Increase in accounts receivable	(4,312)	(34,203)	(11,802)	(266,770)
Increase in other current assets	(8,344)	(4,095)	(5,863)	(2,959)
(Decrease) increase in accounts payable and accrued expenses	(24,070)	25,330	14,060	190,440
Increase in income taxes payable, net	10,505	12,438	10,417	36,770
Net cash provided by operating activities	93,305	113,018	349,195	260,687
Investing Activities:
Decrease in short-term investments	561	137	23	107
Purchase of property and equipment	(20,619)	(10,953)	(58,854)	(26,653)
Proceeds from sale of property and equipment	24	98	109	268
Other	(1,193)	1,208	(2,699)	313
Net cash used in investing activities	(21,227)	(9,510)	(61,421)	(25,965)
Financing Activities:
Proceeds from issuance of common stock	30,966	37,718	54,591	60,958
Repurchases of common stock	(43,298)	(67,782)	(108,572)	(139,450)
Excess tax benefits from stock plans	537	3,470	5,068	11,589
Dividends paid	—	—	(53,014)	(42,397)
Distribution to noncontrolling interest	(822)	(963)	(822)	(963)
Net cash used in financing activities	(12,617)	(27,557)	(102,749)	(110,263)
Effect of exchange rate changes on cash and cash equivalents	(24,477)	20,975	(8,676)	6,838
Increase in cash and cash equivalents	34,984	96,926	176,349	131,297
Cash and cash equivalents at beginning of period	1,225,830	960,300	1,084,465	925,929
Cash and cash equivalents at end of period	$1,260,814	$1,057,226	$1,260,814	$1,057,226
Interest and taxes paid:
Interest	$48	$9	$65	$53
Income taxes	65,856	52,407	183,167	129,249

1-November-2011        Expeditors International of Washington, Inc.                    Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended September 30, 2011:
Revenues from unaffiliated customers	$388,736	49,341	21,353	839,069	229,776	78,093	—	1,606,368
Transfers between geographic areas	27,161	2,989	5,025	10,500	10,727	4,596	(60,998)	—
Total revenues	$415,897	52,330	26,378	849,569	240,503	82,689	(60,998)	1,606,368
Net revenues	$189,381	23,783	15,035	162,785	77,768	25,094	—	493,846
Operating income	$57,564	7,345	4,846	69,001	18,616	6,386	—	163,758
Identifiable assets	$1,509,393	87,554	52,058	667,421	414,991	149,253	2,499	2,883,169
Capital expenditures	$7,435	315	162	7,201	4,981	525	—	20,619
Depreciation and amortization	$4,904	250	240	1,822	1,488	495	—	9,199
Equity	$1,242,594	49,134	27,258	426,164	146,652	92,668	(22,412)	1,962,058
Three months ended September 30, 2010:
Revenues from unaffiliated customers	$361,120	43,380	20,400	968,858	190,350	83,451	—	1,667,559
Transfers between geographic areas	28,571	3,567	4,190	8,593	11,045	4,448	(60,414)	—
Total revenues	$389,691	46,947	24,590	977,451	201,395	87,899	(60,414)	1,667,559
Net revenues	$179,290	20,911	13,181	153,241	68,158	23,962	—	458,743
Operating income	$61,735	6,846	3,837	64,046	17,128	6,029	—	159,621
Identifiable assets	$1,437,318	78,347	48,887	574,216	433,020	139,478	4,917	2,716,183
Capital expenditures	$5,297	92	354	1,853	2,963	394	—	10,953
Depreciation and amortization	$4,882	316	223	1,871	1,184	609	—	9,085
Equity	$1,121,817	40,708	23,974	346,210	155,428	80,774	(32,793)	1,736,118

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Nine months ended September 30, 2011:
Revenues from unaffiliated customers	$1,156,647	141,004	62,822	2,383,549	673,111	231,451	—	4,648,584
Transfers between geographic areas	77,099	8,454	15,866	29,853	32,789	13,305	(177,366)	—
Total revenues	$1,233,746	149,458	78,688	2,413,402	705,900	244,756	(177,366)	4,648,584
Net revenues	$548,918	66,065	45,295	454,889	230,521	74,634	—	1,420,322
Operating income	$169,050	18,895	14,095	189,981	53,200	18,042	—	463,263
Identifiable assets	$1,509,393	87,554	52,058	667,421	414,991	149,253	2,499	2,883,169
Capital expenditures	$14,815	923	462	16,535	24,568	1,551	—	58,854
Depreciation and amortization	$14,815	830	773	5,638	4,014	1,560	—	27,630
Equity	$1,242,594	49,134	27,258	426,164	146,652	92,668	(22,412)	1,962,058
Nine months ended September 30, 2010:
Revenues from unaffiliated customers	$979,675	120,667	55,317	2,482,116	525,064	222,599	—	4,385,438
Transfers between geographic areas	72,743	7,722	12,082	23,861	29,407	11,918	(157,733)	—
Total revenues	$1,052,418	128,389	67,399	2,505,977	554,471	234,517	(157,733)	4,385,438
Net revenues	$489,231	56,757	37,428	397,678	192,135	66,195	—	1,239,424
Operating income	$152,425	16,317	11,155	158,938	43,870	15,953	—	398,658
Identifiable assets	$1,437,318	78,347	48,887	574,216	433,020	139,478	4,917	2,716,183
Capital expenditures	$13,137	417	988	3,967	6,415	1,729	—	26,653
Depreciation and amortization	$14,753	1,023	639	5,626	3,721	1,828	—	27,590
Equity	$1,121,817	40,708	23,974	346,210	155,428	80,774	(32,793)	1,736,118

1-November-2011        Expeditors International of Washington, Inc.                    Page 6 of 6